UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 6, 2006

MILLIPORE CORPORATION

(Exact name of registrant as specified in its charter)

MASSACHUSETTS	001-09781 (0-1052)	04-2170233
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

290 Concord Road, Billerica, Massachusetts 01821

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone number, including area code: (978) 715-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 6, 2006, Millipore Corporation’s Board of Directors approved amendments to the Millipore Corporation Employees Participation and Savings Plan (the “Millipore Plan”) to authorize the transfer of assets from the Serologicals 401(k) Retirement Salary Savings Plan to the Millipore Plan as part of Millipore’s integration of Serologicals Corporation following the acquisition completed in July 2006. The Board also approved several technical amendments to the Plan to accommodate changes in applicable law. Amendment No. 7 to the Millipore Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K .

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibit No.	Description
10.1	Amendment No. 7 to the Millipore Corporation Employees Participation and Savings Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLIPORE CORPORATION

/s/ Jeffrey Rudin
Jeffrey Rudin Vice President and General Counsel

Date: December 11, 2006

Exhibit No.	Description
10.1	Amendment No. 7 to the Millipore Corporation Employees Participation and Savings Plan